Exhibit (17)(a)

PROXY                                                                      PROXY

                                 ALLEGIANT FUNDS

                         ALLEGIANT SMALL CAP GROWTH FUND
                   ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND
      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ALLEGIANT FUNDS (the "TRUST") and relates to the proposal with respect to the Allegiant Small Cap Growth Fund and Allegiant Multi-Factor Mid Cap Growth Fund (each a "FUND" and together the "FUNDS"), for use at the Special Meeting of Shareholders to be held July 17, 2009 at 11 a.m. (Eastern Time) in the offices of the Trust's Co-Administrator, PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.

The undersigned hereby appoints Matthew Hostelley and David Lebisky and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders of the Funds, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Funds which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

                                            VOTE VIA THE INTERNET:
                                            WWW.PROXY-DIRECT.COM
                                            VOTE VIA THE TELEPHONE:
                                            1-866-241-6192

                                            ------------------------------

                                            ------------------------------

                                            NOTE: Signature(s) should be exactly
                                            as name or names appearing on this
                                            proxy. If shares are held jointly,
                                            each holder should sign. If signing
                                            is by attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title.

                                            ------------------------------
                                            Signature(s)

                                            ------------------------------
                                            Signature(s)

                                            ------------------------------
                                            Date           AF_20127_051809









                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.


       [GRAPHIC OMITTED]               [GRAPHIC OMITTED]             [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

     VOTE ON THE INTERNET               VOTE BY PHONE                   VOTE BY MAIL                  VOTE IN PERSON
          LOG ON TO:                  CALL 1-866-241-6192      VOTE, SIGN AND DATE THIS PROXY     ATTEND SHAREHOLDER MEETING
      WWW.PROXY-DIRECT.COM            FOLLOW THE RECORDED          CARD AND RETURN IN THE             760 MOORE ROAD
 FOLLOW THE ON-SCREEN INSTRUCTIONS       INSTRUCTIONS               POSTAGE-PAID ENVELOPE         KING OF PRUSSIA, PA, 19406
       AVAILABLE 24 HOURS              AVAILABLE 24 HOURS                                              ON JULY 17, 2009




         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
      FOR ALLEGIANT FUNDS SHAREHOLDER MEETING TO BE HELD ON JULY 17, 2009.
              THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT
                     HTTPS://WWW.PROXY-DIRECT.COM/ALL20127


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



















                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY









PLEASE READ THE PROXY STATEMENT PRIOR TO VOTING.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:







 1.  To consider a proposal to approve a Plan of Reorganization providing         FOR     AGAINST    ABSTAIN
     for the transfer of all of the assets and liabilities of the Allegiant       [ ]       [ ]         [ ]
     Small Cap Growth Fund and the Allegiant Multi-Factor Mid Cap Growth
     Fund (the "Selling Funds") in exchange solely for shares of beneficial interest of the Allegiant Multi-Factor Small Cap Growth Fund. The
     shares so received will be distributed to the Selling Funds and the
     Selling Funds will be terminated as soon as practicable thereafter.
     These actions are referred to as the "Reorganization."

 2. To transact such other business as may properly be brought before the meeting.








            PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE

                                 AF_20127_051809